SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(3)(2))

|X|  Definitive Proxy Statement

|_|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                             LONE WOLF ENERGY, INC.
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:
          _____________________________________________________________________

     2)   Aggregate number of securities to which transaction applies:
          _____________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          _____________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:
          _____________________________________________________________________

     5)   Total fee paid:
          _____________________________________________________________________

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
          _____________________________________________________________________

     2)   Form, Schedule or Registration Statement No.:
          _____________________________________________________________________

     3)   Filing Party:
          _____________________________________________________________________

     4)   Date Filed:
          _____________________________________________________________________

                             LONE WOLF ENERGY, INC.
                           5400 N.W. Grand, Suite 510
                          Oklahoma City, Oklahoma 73112


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     Notice is hereby given that the Annual Meeting of Stockholders of Lone Wolf Energy, Inc., will be held at Gaillardia Golf and Country Club, 5300 Gaillardia Boulevard, Oklahoma City, Oklahoma, at 10:00 a.m., Oklahoma City time, on Thursday, June 15, 2000, for the following purposes:

     1.   To elect three Directors for the ensuing year.

     2. To ratify the selection of Henderson, Sutton & Company, P.C., as independent public accountants for the Company for its fiscal year 2000.

     3. To consider and transact any other business which properly may come before the meeting or any adjournment or adjournments thereof.

     In accordance with the By-Laws, the close of business on May 22, 2000, has been fixed as the record date for the determination of the Stockholders entitled to notice of, and to vote at, the meeting. The stock transfer books will not close.

     The Company's Proxy Statement and Annual Report on Form 10-KSB, as amended, for the year ended December 31, 1999 is delivered herewith.

     STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON, BUT WISH THEIR STOCK TO BE VOTED ON MATTERS TO BE TRANSACTED, ARE URGED TO SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID THE COMPANY IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.


                                        By Order of the Board of Directors

                                             /s/  Douglas A. Newman
                                             --------------------------------
                                                  Douglas A. Newman
                                                  Secretary

Tulsa, Oklahoma
May 26, 2000

                             Lone Wolf Energy, Inc.
                           5400 N.W. Grand, Suite 510
                             Oklahoma City, OK 73112

                                  May 26, 2000


Dear Shareholder:

               RE:  Invitation to Shareholders' Meeting

     As you are undoubtedly aware, Lone Wolf Energy, Inc. has undergone significant change as well as significant growth within the past year, and we have solid plans for additional growth in the future.

     For that reason, I would like to invite you to our shareholders' meeting where you can meet personally with the people who are driving the Company.

     The meeting is scheduled for June 15, 2000 at 10:00 AM at the Gaillardia Country Club in Oklahoma City, Oklahoma.

     I look forward to meeting you and I earnestly hope that you will be able to attend. Whether or not you are able to attend, please review the enclosed Proxy Statement and sign, mark, and return the enclosed Proxy.

Sincerely,

/s/  Marc W. Newman
-------------------------
Marc W. Newman
President and CEO
Lone Wolf Energy, Inc.

Enclosures

                             LONE WOLF ENERGY, INC.
                           5400 N.W. Grand, Suite 510
                          Oklahoma City, Oklahoma 73112


                                 PROXY STATEMENT


                               GENERAL INFORMATION

     The enclosed Proxy is solicited by the Board of Directors of Lone Wolf Energy, Inc. (the "Company"), and will be voted at the Annual Meeting of Stockholders on June 15, 2000. This Proxy Statement and the accompanying Proxy are first being sent or given to Stockholders on or about May 26, 2000.

     Any Stockholder giving a Proxy may revoke it at any time before it is voted by voting in person at the Annual Meeting or by delivery of a later-dated Proxy.

     This solicitation is made on behalf of the Board of Directors. The cost of this solicitation will be paid by the Company. In addition to solicitation by mail, arrangements may be made with brokerage houses and other custodians, nominees, and fiduciaries to send proxies and proxy material to their principals. The Company does not intend to cause a solicitation to be made by specifically engaged employees or other paid solicitors.

     At the close of business on May 22, 2000, there were 16,770,000 issued and outstanding shares of the Common Stock of the Company, the holders of which are entitled to one vote per share on all matters. There is no other class of securities of the Company entitled to vote at the meeting. Only Stockholders of record at the close of business on May 22, 2000 will be entitled to vote at the Annual Meeting.

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business. A quorum being present, all proposals to be voted on at the Annual Meeting will be decided by a majority vote of the shares present, in person or by proxy, certified to by inspectors of election, unless the proposal relates to matters on which more than a majority vote is required under the Company's Certificate of Incorporation or the Colorado Business Corporation Act.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the name and address of each Stockholder of the Company who is an officer, a director, or, to the knowledge of the Company, beneficially owns more than 5% of the Company's Common Stock. The table also sets forth the number of shares beneficially owned by each and the percentage of outstanding Common Stock so owned, as of May 22, 2000.

            Name and Address                                  Amount and Nature         Percent of
Title of    of                                                of Beneficial             Ownership
Class       Beneficial Owner              Title               Owner                     Class

Common      Timothy P. Apgood             Director            1,000,000                  6.0%
            598 Villager Ln.
            Midvale, UT 84047

Common      Marc W. Newman                President,          5,256,498(1)              31.3%
            5400 NW Grand, #510           CEO, Director
            Oklahoma City, OK 73112

Common      Douglas A. Newman             Vice President,     1,610,000                  9.6%
            5400 NW Grand, #510           Secretary,
            Oklahoma City, OK 73112       Director

Common      Joyce Boyer                   --                  1,092,000(2)               6.3%
            8310 E. 107th Place
            Tulsa, OK 74133

Common      All Officers and Directors                        7,866,498                 46.9%
            as a group (3 persons)

(1)  Includes  551,064 shares held  indirectly  through Mr.  Newman's spouse and
     205,434  shares  held  indirectly  through  Newboy,   Inc.,  a  corporation
     controlled by Mr. Newman.

(2) Includes 66,300 shares held indirectly through Ms. Boyer's spouse. Includes 600,000 shares which Ms. Boyer had a right to have issued to her as of April 5, 2000, pursuant to rights granted to her in connection with her guarantee of a loan to the Company by a lending institution.

     On May 5, 2000, the Company entered into an agreement to acquire Zenex Communications, Inc. conditioned upon regulatory approval. The Company will issue 15,550,000 shares of its Common Stock as the purchase price for this acquisition. When the acquisition is completed, Zenex will be operated as a subsidiary of the Company.

                              ELECTION OF DIRECTORS

General

     By resolution of the Board of Directors, the Board of Directors consists of three Directors. The Proxies intend to vote for the election of the three nominees listed below unless otherwise instructed by the Stockholders on the Proxy. The Board of Directors has selected these nominees. Your Directors recommend that Stockholders vote FOR each of these nominees.

     With regard to the election of the Directors, Stockholders may vote in favor of all nominees, withhold their votes as to all nominees, or withhold their votes as to specific nominees. Unless otherwise specified, the proxies on the enclosed form which are executed and returned will be voted for the nominees listed below. If you do not wish your shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the Proxy. Directors will be elected by a plurality of the votes cast. Any shares not voted (by withholding authority, broker non-vote, or otherwise) have no impact on the vote.

     If at the time of the meeting one or more of the nominees have become unavailable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board of Directors or, if none, the size of the Board will be reduced. The Board of Directors knows of no reason why any of the nominees will be unavailable or unable to serve.

     Directors elected at the meeting will hold office until the next annual meeting or until their successors have been elected and qualified.

Nominees

     For each nominee there follows a brief listing of principal occupation for at least the past five years, other major affiliations, and age as of May 26, 2000.

     Marc W. Newman, age 30, has been President and a Director of the Company since November 1998. From July 1998 to November 1998 Mr. Newman was a private investment consultant. From 1992 to July 1998 Mr. Newman was a registered investment broker. Prior to that time Mr. Newman was a full time student.

     Douglas A. Newman, age 52, has been Vice President, Secretary and a Director of the Company since November 1998. From 1991 to 1998 Mr. Newman was Chairman, Vice President and Secretary of Hospital Rehabilitation Services, Inc. a privately held company he co-founded, which provided contract Physical Therapy services to hospitals in Tennessee, Alabama, Illinois and North Carolina. From 1985 to 1990, Mr. Newman was Chairman, CFO, Secretary and a Director of Wedding Information Network, Inc., a NASDAQ listed company, a franchisor and operator of "The Wedding Pages," a publication for bridal planning and direct marketing to brides to be. Prior to his employment with Wedding Information Network, Inc., Mr. Newman was a partner in the CPA firm of Newman and Nanfito in Omaha, Nebraska.

     Timothy P. Apgood, age 50, has been a Director of the Company since February 2000. Mr. Apgood also serves the Company as manager of the Company's EP Distributing division, a division engaged in selling and brokering sales of nutritional products and medical supplies. From 1994 to March 2000 Mr. Apgood developed EP Distributing Company, a company engaged in selling nutritional products. In March 2000, the Company acquired the assets of EP Distributing Company.

Relationships

     Douglas Newman is the father of Marc Newman, President of the Company.

Attendance

     There were twelve meetings of the Board of Directors during 1999. Marc W. Newman and Douglas A. Newman, the Company's only Directors during 1999, attended all of the meetings.

Committees of the Board

     The Company does not have standing audit, nominating, or compensation committees of the Board of Directors.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

     The information contained in the following Summary Compensation Table for fiscal years 1999, 1998, and 1997 is furnished with respect to the named executive officers. Other than the persons named in the Table, the Company had no executive officers during or at the end of fiscal year 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                Long-term Compensation
                                                                           --------------------------------
                                        Annual Compensation                         Awards          Payouts
                           -------------------------------------------     ----------------------   -------
                                                              Other        Restricted  Securities
                                                             Annual          Stock     Underlying     LTIP        All Other
   Name and Principal                                     Compensation       Awards      Options     Payouts    Compensation
        Position           Year    Salary($)  Bonus($)         ($)             ($)         (#)         ($)          ($)
   ------------------      ----    ---------  --------    ------------     ----------  ----------    -------    ------------
Marc W. Newman             1999       --         --             --             --          --          --           --
  President and            1998       --         --         $1,000(1)          --          --          --           --
  CEO                      1997       --         --             --             --          --          --           --

Douglas A.Newman           1999       --         --        $20,300(2)          --          --          --           --
  Vice-President,          1998       --         --         $1,000(1)          --          --          --           --
  Secretary                1997       --         --             --             --          --          --           --

(1) Reflects the issuance of one million shares of Common Stock as payment for consulting services of the price of $.001 per share.

(2)  Consulting fees.

Stock Options

     The Company has not granted or issued any options or stock appreciation rights (SARS) to Directors or officers and has no stock option or similar plan.

Long-term Incentive Plans

     The Company has not awarded any long-term incentive awards to Directors or officers and has no long-term incentive plan (LTIP).

Director Compensation

     No Director receives compensation from the Company for serving on the Board of Directors.

Employment Contracts

     As of  January  1, 2000,  the  Company  entered  into  separate  Employment
Agreements with Marc W. Newman, President and Chief Executive Officer, and Douglas A. Newman, Vice President and Chief Financial Officer. Each agreement is for an initial term of three years, subject to automatic renewal for successive one-year terms unless either party provides notice to the other at least 90 days prior to the end of either the initial three-year term or any successive one-year term that the agreement will not be renewed.

     The annual salaries for Marc W. Newman and Douglas A. Newman are not less than $120,000 and not less than $84,000, respectively, subject to annual review. In addition to salaries, each executive is entitled to receive such other bonuses, either in cash, in Company stock or in kind, in such amounts and at such time or times as the Company, in its sole discretion, shall deem appropriate. Additionally, each executive is entitled to receive four weeks paid vacation per year and to participate in any medical or other benefit plans generally available to employees of the Company.

     The employment of each executive may be terminated prior to the end of the term of his agreement for "cause," which is defined as any felony conviction of the executive for criminal conduct adversely affecting the operations of the Company, as determined in good faith by a written resolution duly adopted by the affirmative vote of not less than the unanimous consent of the Board (excluding for this purpose the executive if the executive is then serving on the Board of Directors), at a meeting duly called and held for that purpose after reasonable notice to the executive and an opportunity for the executive and his counsel to be heard.

     If the Company elects not to extend the term of the agreement beyond the expiration date, or if prior to the expiration date the Company terminates the agreement without cause, or if the executive terminates the agreement on account of a breach by the Company and the failure of the Company to cure such breach after 10 days written notice, the Company shall be obligated to pay Marc W. Newman $2,000,000 and Douglas A. Newman $1,000,000, as the case may be, in cash, on the expiration date, or on the effective date of such termination, whichever is earlier, and the executive's base salary, bonuses earned but unpaid, and other benefits through the expiration date.

Section 16(a) Beneficial Ownership Reporting Compliance

     The following are the persons known to the Company who failed to file on a timely basis reports required by Section 16(a) of the Exchange Act:

     Marc W. Newman failed to file (1) a Form 3 in December 1998, to report his status as a director, officer and a 10% stockholder as of November 4, 1998, and his beneficial ownership of an aggregate of 1,605,434 shares of common stock,
(2) a Form 4 in June 1999, to report the disposition by gift of 400,000 shares of common stock on May 11, 1999, (3) a Form 4 in August 1999 to report the acquisition of 551,064 shares of common stock as a result of his marriage on July 5, 1999, and (4) a Form 4 by April 10, 2000 to report the acquisition of 3,500,000 shares of common stock on March 23, 2000.

     Douglas A. Newman failed to file (1) a Form 3 in December 1998, to report his status as a director and officer as of November 4, 1998, and his beneficial ownership of an aggregate of 1,110,000 shares of common stock, and (2) a Form 4 by April 10, 2000 to report the acquisition of 500,000 shares of common stock on March 23, 2000.

     Timothy P. Apgood failed to file a Form 3 in March 2000, to report his status as a director as of February 29, 2000, and his beneficial ownership of an aggregate of 1,000,000 shares of common stock.

     All of the above forms have been filed.

     In making these disclosures, the Company has relied solely upon the written representations of its Directors and executive officers, and copies of the reports they have filed with the Securities and Exchange Commission.

                             INDEPENDENT ACCOUNTANTS

     Subject to Stockholder ratification, the Board of Directors has reappointed the firm of Henderson, Sutton & Company, P.C. as the independent auditors to examine the Company's financial statements for the year 2000. Henderson, Sutton & Company, P.C. audited the Company's books for the years 1999 and 1998. Your Directors recommend that Stockholders vote FOR such ratification. Ratification of the appointment of auditors requires a majority of the votes cast. Any shares not voted (by abstention, broker non-vote, or otherwise) have no impact on the vote. If the Stockholders do not ratify this appointment, other independent auditors will be considered by the Board of Directors.

     Representatives of Henderson, Sutton & Company, P.C. are expected to be present at the Stockholders' meeting with the opportunity to make a statement if they so desire and to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

     The Company's annual meeting for 2001 is currently scheduled for May 15, 2001. Any Stockholder wishing to submit a proposal to the vote of the Stockholders at such 2001 annual meeting must submit such proposal or proposals in writing to the Company at its executive office in Oklahoma City, Oklahoma,
Attention: Corporate Secretary, on or before January 15, 2001.

                                  OTHER MATTERS

     As of this date, management knows of no business which will come before the meeting other than that set forth in the notice of said meeting. If any other matter properly comes before the meeting, the persons named as proxies will vote on it in accordance with their best judgment.


                                        /s/  Marc W. Newman
                                        --------------------------
Dated: May 26, 2000                          Marc W. Newman
                                             President

                             LONE WOLF ENERGY, INC.
                           5400 N.W. Grand, Suite 510
                          Oklahoma City, Oklahoma 73112

                                      PROXY

                      THIS PROXY IS SOLICITED ON BEHALF OF
         THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING ON JUNE 15, 2000

The undersigned hereby appoints Marc W. Newman and Douglas A. Newman, and each of them, proxies, with the powers the undersigned would possess if personally present and with full power of substitution, to vote all shares of Common Stock of the undersigned in Lone Wolf Energy, Inc. at the annual meeting of Stockholders to be held at the Gaillardia Golf and Country Club, 5300 Gaillardia Boulevard, Oklahoma City, Oklahoma, at 10:00 a.m. on June 15, 2000, and at any adjournment or adjournments thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished with this Proxy, subject to any directions indicated below. IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR THE ELECTION OF ALL LISTED NOMINEES AND FOR RATIFICATION OF THE AUDITORS. IN THE EVENT THAT ANY OTHER MATTER MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF, THE PROXIES ARE AUTHORIZED, AT THEIR DISCRETION, TO VOTE THE MATTER.

     ELECTION OF DIRECTORS                         For      Against    Withhold
       Marc W. Newman                            _______    _______     _______
       Douglas A. Newman                         _______    _______     _______
       Timothy P. Apgood                         _______    _______     _______

     RATIFICATION OF AUDITORS                      For      Against     Abstain
       For ratification of Henderson, Sutton
       & Company P.C. as independent
       auditors for fiscal year 2000             _______    _______     _______


                                             Signature(s): _____________________

                                             Date: _______________________, 2000

                                             PLEASE  SIGN THIS PROXY  EXACTLY AS
                                             YOUR NAME(S)  APPEAR ON THE REVERSE
                                             SIDE AND RETURN IT PROMPTLY WHETHER
                                             OR  NOT  YOU  PLAN  TO  ATTEND.  IF
                                             SIGNING   FOR  A   CORPORATION   OR
                                             PARTNERSHIP OR AS AGENT,  ATTORNEY,
                                             OR FIDUCIARY, INDICATE THE CAPACITY
                                             IN WHICH YOU ARE SIGNING. IF YOU DO
                                             ATTEND  THE  ANNUAL   MEETING   AND
                                             DECIDE TO VOTE BY BALLOT, YOUR VOTE
                                             WILL SUPERSEDE THIS PROXY.